Exhibit 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Quarter Ended
(Unaudited, amounts in thousands, except per share data)	1/26/19	1/27/18
Sales	$467,582	$413,638
Cost of sales	277,712	251,140
Gross profit	189,870	162,498
Selling, general and administrative expense	149,027	129,403
Operating income	40,843	33,095
Interest expense	(538)	(113)
Interest income	540	444
Other income (expense), net	(941)	(1,094)
Income before income taxes	39,904	32,332
Income tax expense	10,730	20,047
Net income	29,174	12,285
Net income attributable to noncontrolling interests	(443)	(176)
Net income attributable to La-Z-Boy Incorporated	$28,731	$12,109

Basic weighted average common shares	46,820	47,234
Basic net income attributable to La-Z-Boy Incorporated per share	$0.61	$0.26

Diluted weighted average common shares	47,091	47,757
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.61	$0.25

Dividends declared per share	$0.13	$0.12

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Nine Months Ended
(Unaudited, amounts in thousands, except per share data)	1/26/19	1/27/18
Sales	$1,291,610	$1,163,922
Cost of sales	778,813	707,369
Gross profit	512,797	456,553
Selling, general and administrative expense	420,294	372,891
Operating income	92,503	83,662
Interest expense	(1,143)	(430)
Interest income	1,534	1,163
Other income (expense), net	(2,046)	(271)
Income before income taxes	90,848	84,124
Income tax expense	22,374	36,889
Net income	68,474	47,235
Net income attributable to noncontrolling interests	(1,428)	(579)
Net income attributable to La-Z-Boy Incorporated	$67,046	$46,656

Basic weighted average common shares	46,808	47,852
Basic net income attributable to La-Z-Boy Incorporated per share	$1.43	$0.97

Diluted weighted average common shares	47,212	48,325
Diluted net income attributable to La-Z-Boy Incorporated per share	$1.42	$0.96

Dividends declared per share	$0.37	$0.34

LA-Z-BOY INCORPORATED

CONSOLIDATED BALANCE SHEET

(Unaudited, amounts in thousands, except par value)	1/26/19	4/28/18
Current assets
Cash and equivalents	$101,579	$134,515
Restricted cash	2,003	2,356
Receivables, net of allowance of $2,762 at 1/26/19 and $1,956 at 4/28/18	149,526	154,055
Inventories, net	219,211	184,841
Other current assets	75,086	42,451
Total current assets	547,405	518,218
Property, plant and equipment, net	195,680	180,882
Goodwill	184,717	75,254
Other intangible assets, net	30,274	18,190
Deferred income taxes — long-term	21,231	21,265
Other long-term assets, net	82,149	79,158
Total assets	$1,061,456	$892,967

Current liabilities
Short-term borrowings	$20,000	$—
Current portion of long-term debt	205	223
Accounts payable	72,421	62,403
Accrued expenses and other current liabilities	176,277	118,721
Total current liabilities	268,903	181,347
Long-term debt	47	199
Other long-term liabilities	120,720	86,205
Contingencies and commitments
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 46,730 outstanding at 1/26/19 and 46,788 outstanding at 4/28/18	46,730	46,788
Capital in excess of par value	306,896	298,948
Retained earnings	330,491	291,644
Accumulated other comprehensive loss	(26,854)	(25,199)
Total La-Z-Boy Incorporated shareholders’ equity	657,263	612,181
Noncontrolling interests	14,523	13,035
Total equity	671,786	625,216
Total liabilities and equity	$1,061,456	$892,967

LA-Z-BOY INCORPORATED

CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended
(Unaudited, amounts in thousands)	1/26/19	1/27/18
Cash flows from operating activities
Net income	$68,474	$47,235
Adjustments to reconcile net income to cash provided by (used for) operating activities
(Gain)/Loss on disposal of assets	41	(1,849)
Gain on conversion of investment	—	(2,204)
Change in deferred taxes	2,538	10,543
Provision for doubtful accounts	477	198
Depreciation and amortization	23,182	23,671
Equity-based compensation expense	8,174	7,929
Pension plan contributions	(7,000)	(2,000)
Change in receivables	1,152	5,057
Change in inventories	(18,950)	(9,142)
Change in other assets	(10,103)	(3,304)
Change in payables	4,954	12,529
Change in other liabilities	18,509	2,537
Net cash provided by operating activities	91,448	91,200

Cash flows from investing activities
Proceeds from disposals of assets	447	620
Proceeds from property insurance	154	1,807
Capital expenditures	(35,766)	(24,138)
Purchases of investments	(14,956)	(24,124)
Proceeds from sales of investments	14,304	17,109
Acquisitions, net of cash acquired	(78,582)	(16,495)
Net cash used for investing activities	(114,399)	(45,221)

Cash flows from financing activities
Net proceeds from credit facility	20,000	—
Payments on debt	(169)	(203)
Payments for debt issuance costs	—	(220)
Stock issued for stock and employee benefit plans, net of shares withheld for taxes	4,012	1,418
Purchases of common stock	(16,726)	(46,074)
Dividends paid	(17,381)	(16,343)
Net cash used for financing activities	(10,264)	(61,422)

Effect of exchange rate changes on cash and equivalents	(74)	2,204
Change in cash, cash equivalents and restricted cash	(33,289)	(13,239)
Cash, cash equivalents and restricted cash at beginning of period	136,871	150,859
Cash, cash equivalents and restricted cash at end of period	$103,582	$137,620

Supplemental disclosure of non-cash investing activities
Capital expenditures included in payables	$2,827	$3,926

LA-Z-BOY INCORPORATED

SEGMENT INFORMATION

	Quarter Ended		Nine Months Ended
(Unaudited, amounts in thousands)	1/26/19	1/27/18	1/26/19	1/27/18
Sales
Upholstery segment:
Sales to external customers	$265,487	$262,874	$759,569	$739,429
Intersegment sales	68,961	58,084	185,370	160,697
Upholstery segment sales	334,448	320,958	944,939	900,126

Casegoods segment:
Sales to external customers	23,129	23,887	73,774	68,821
Intersegment sales	4,936	3,328	14,054	11,969
Casegoods segment sales	28,065	27,215	87,828	80,790

Retail segment sales	159,417	125,815	418,331	353,068

Corporate and Other:
Sales to external customers	19,549	1,062	39,936	2,604
Intersegment sales	3,300	2,818	9,156	6,839
Corporate and Other sales	22,849	3,880	49,092	9,443

Eliminations	(77,197)	(64,230)	(208,580)	(179,505)
Consolidated sales	$467,582	$413,638	$1,291,610	$1,163,922

Operating Income (Loss)
Upholstery segment	$34,566	$31,699	$90,602	$88,422
Casegoods segment	3,332	2,792	10,173	8,833
Retail segment	14,158	7,076	25,179	12,746
Corporate and Other	(11,213)	(8,472)	(33,451)	(26,339)
Consolidated operating income	$40,843	$33,095	$92,503	$83,662

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Quarter Ended		Nine Months Ended
(Unaudited, amounts in thousands, except per share data)	1/26/19	1/27/18	1/26/19	1/27/18

GAAP gross profit	$189,870	$162,498	$512,797	$456,553
Add back: Purchase accounting charges — incremental expense upon the sale of inventory acquired at fair value	420	114	2,911	375
Non-GAAP gross profit	$190,290	$162,612	$515,708	$456,928

GAAP SG&A	$149,027	$129,403	$420,294	$372,891
Less: Purchase accounting charges — amortization of intangible assets and retention agreements	(896)	613	(2,237)	(343)
Non-GAAP SG&A	$148,131	$130,016	$418,057	$372,548

GAAP operating income	$40,843	$33,095	$92,503	$83,662
Add back: Purchase accounting charges	1,316	(499)	5,148	718
Non-GAAP operating income	$42,159	$32,596	$97,651	$84,380

GAAP income before income taxes	$39,904	$32,332	$90,848	$84,124
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	1,507	(499)	5,527	718
Non-GAAP income before income taxes	$41,411	$31,833	$96,375	$84,842

GAAP net income attributable to La-Z-Boy Incorporated	$28,731	$12,109	$67,046	$46,656
Add back: Purchase accounting charges recorded as part of gross profit, SG&A, and interest expense	1,507	(499)	5,527	718
Less: Tax effect of purchase accounting charges	(439)	81	(1,360)	(315)
Non-GAAP net income attributable to La-Z-Boy Incorporated	$29,799	$11,691	$71,213	$47,059

GAAP net income attributable to La-Z-Boy Incorporated per diluted share	$0.61	$0.25	$1.42	$0.96
Add back: Purchase accounting charges, net of tax, per share	0.02	—	0.09	0.01
Non-GAAP net income attributable to La-Z- Boy Incorporated per diluted share	$0.63	$0.25	$1.51	$0.97

LA-Z-BOY INCORPORATED

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SEGMENT INFORMATION

	Quarter Ended
(Unaudited, amounts in thousands)	1/26/19	% of sales	1/27/18	% of sales

GAAP operating income (loss)
Upholstery segment	$34,566	10.3%	$31,699	9.9%
Casegoods segment	3,332	11.9%	2,792	10.3%
Retail segment	14,158	8.9%	7,076	5.6%
Corporate and Other	(11,213)	N/M	(8,472)	N/M
GAAP Consolidated operating income	$40,843	8.7%	$33,095	8.0%

Purchase accounting charges affecting operating income
Upholstery segment	$(241)		$(614)
Casegoods segment	—		—
Retail segment	420		115
Corporate and Other	1,137		—
Consolidated purchase accounting charges affecting operating income	$1,316		$(499)

Non-GAAP operating income (loss)
Upholstery segment	$34,325	10.3%	$31,085	9.7%
Casegoods segment	3,332	11.9%	2,792	10.3%
Retail segment	14,578	9.1%	7,191	5.7%
Corporate and Other	(10,076)	N/M	(8,472)	N/M
Non-GAAP Consolidated operating income	$42,159	9.0%	$32,596	7.9%

	Nine Months Ended
(Unaudited, amounts in thousands)	1/26/19	% of sales	1/27/18	% of sales

GAAP operating income (loss)
Upholstery segment	$90,602	9.6%	$88,422	9.8%
Casegoods segment	10,173	11.6%	8,833	10.9%
Retail segment	25,179	6.0%	12,746	3.6%
Corporate and Other	(33,451)	N/M	(26,339)	N/M
GAAP Consolidated operating income	$92,503	7.2%	$83,662	7.2%

Purchase accounting charges affecting operating income
Upholstery segment	$(37)		$116
Casegoods segment	—		—
Retail segment	1,508		602
Corporate and Other	3,677		—
Consolidated purchase accounting charges affecting operating income	$5,148		$718

Non-GAAP operating income (loss)
Upholstery segment	$90,565	9.6%	$88,538	9.8%
Casegoods segment	10,173	11.6%	8,833	10.9%
Retail segment	26,687	6.4%	13,348	3.8%
Corporate and Other	(29,774)	N/M	(26,339)	N/M
Non-GAAP Consolidated operating income	$97,651	7.6%	$84,380	7.2%

N/M — Not Meaningful